Newcourt Equipment Trust 1999-1
General Composition
at December 31, 2001


                                                             Weighted           Weighted           Average
                                              Current        Average            Average           Required
   Number                                    Required        Original          Remaining           Payoff
     of                                       Payoff          Term               Term               Amount
  Contracts                                   Amount         (Range)            (Range)            (Range)
  ---------                                   ------         -------            -------            -------
   42,358                                  $528,667,679        65.8              29.4              $12,481
                                                         (9 to 172 months)  (0 to 93 months)  ($0 to $6,632,005)



Type of Contract
at December 31, 2001


                                                                  % of
                                                                  Total                               % of
                                                Number            Number          Required          Required
                                                  of                of             Payoff            Payoff
Type of Contract                              Contracts         Contracts          Amount            Amount
----------------                              ---------         ---------          ------            ------
True Leases                                      26,135           61.70%       $171,557,556          32.45%
Finance Leases                                   12,056           28.46         164,434,229          31.10
Loans/Conditional Sales                           4,043            9.54         147,083,549          27.82
Installment Payment Agreements                      124            0.29          45,592,345           8.62
                                            --------------------------------------------------------------
    Total                                        42,358          100.00%       $528,667,679         100.00%
                                            ==============================================================

Newcourt Equipment Trust 1999-1
Geographical Distribution
(Based on obligor billing address)

at December 31, 2001



                                                        % of
                                                        Total                            % of
                                       Number          Number         Required         Required
                                         of              of            Payoff           Payoff
State                                 Contracts       Contracts        Amount           Amount
-----                                 ---------       ---------        ------           ------
Alabama                                  472            1.11%      $  5,865,601           1.11%
Alaska                                    85            0.20          1,529,591           0.29
Arizona                                  618            1.46          8,337,583           1.58
Arkansas                                 306            0.72          4,306,622           0.81
California                             5,450           12.87         68,660,441          12.99
Colorado                                 774            1.83          5,739,405           1.09
Connecticut                              696            1.64          7,450,157           1.41
Delaware                                 141            0.33          1,104,576           0.21
District of Columbia                     285            0.67          1,854,294           0.35
Florida                                2,558            6.04         32,649,423           6.18
Georgia                                1,368            3.23         15,402,629           2.91
Hawaii                                   136            0.32          1,705,941           0.32
Idaho                                    182            0.43          1,665,381           0.32
Illinois                               1,642            3.88         30,080,061           5.69
Indiana                                  584            1.38          7,235,150           1.37
Iowa                                     192            0.45          2,466,759           0.47
Kansas                                   237            0.56          2,755,236           0.52
Kentucky                                 394            0.93          6,404,692           1.21
Louisiana                                343            0.81          3,669,596           0.69
Maine                                    206            0.49          6,217,941           1.18
Maryland                                 876            2.07         12,878,150           2.44
Massachusetts                          1,490            3.52         18,539,208           3.51
Michigan                               1,529            3.61         15,318,583           2.90
Minnesota                                567            1.34         10,369,278           1.96
Mississippi                              251            0.59          3,175,988           0.60
Missouri                                 446            1.05          6,552,187           1.24
Montana                                  101            0.24            622,353           0.12
Nebraska                                 165            0.39          3,930,761           0.74
Nevada                                   311            0.73          3,348,313           0.63
New Hampshire                            319            0.75          2,675,622           0.51
New Jersey                             2,705            6.39         41,115,395           7.78
New Mexico                               267            0.63          3,704,230           0.70
New York                               4,345           10.26         50,434,615           9.54
North Carolina                           972            2.29         10,424,462           1.97
North Dakota                              33            0.08            446,440           0.08
Ohio                                   1,298            3.06         14,994,014           2.84
Oklahoma                                 277            0.65          3,195,313           0.60
Oregon                                   517            1.22          8,385,993           1.59
Pennsylvania                           2,077            4.90         17,546,470           3.32
Puerto Rico                                1            0.00            206,482           0.04
Rhode Island                             234            0.55          2,611,926           0.49
South Carolina                           396            0.93          3,399,966           0.64
South Dakota                              61            0.14            470,892           0.09
Tennessee                                536            1.27          6,980,843           1.32
Texas                                  2,885            6.81         26,382,460           4.99
Utah                                     412            0.97          5,343,357           1.01
Vermont                                  146            0.34          2,329,899           0.44
Virginia                                 949            2.24         19,829,474           3.75
Washington                               777            1.83          9,651,129           1.83
West Virginia                            175            0.41          2,528,162           0.48
Wisconsin                                487            1.15          5,492,595           1.04
Wyoming                                   84            0.20            682,040           0.13
                                      ------          ------       ------------         ------
   Total                              42,358          100.00%      $528,667,679         100.00%
                                      ======          ======       ============         ======

Newcourt Equipment Trust 1999-1
Payment Status
at December 31, 2001



                                                       % of
                                                       Total                             % of
                                      Number           Number         Required         Required
                                        of               of            Payoff           Payoff
Days Delinquent                      Contracts       Contracts         Amount           Amount
---------------                      ---------       ---------         ------           ------
Current, including 1 to 30 day
   delinquent contracts               38,098           89.94%      $487,156,924          92.15%
31-60 days delinquent                  2,180            5.15         21,617,863           4.09
61-90 days delinquent                    918            2.17          9,322,699           1.76
91-120 days delinquent                   520            1.23          5,128,383           0.97
Over 120 days delinquent                 642            1.52          5,441,810           1.03
                                      ------          ------       ------------         ------
   Total                              42,358          100.00%      $528,667,679         100.00%
                                      ======          ======       ============         ======



Equipment Type
at December 31, 2001


                                                       % of
                                                       Total                             % of
                                      Number           Number         Required         Required
                                        of               of            Payoff           Payoff
Type of Equipment                    Contracts       Contracts         Amount           Amount
-----------------                    ---------       ---------         ------           ------
Telecommunications                    13,562           32.02%      $180,370,764          34.12%
Transportation                         2,131            5.03         71,160,321          13.46
Medical                                  615            1.45         67,710,409          12.81
Manufacturing                          1,885            4.45         47,674,784           9.02
Computer Software                        196            0.46         47,289,919           8.95
Construction                           1,387            3.27         32,044,377           6.06
Computer                              17,881           42.21         20,206,361           3.82
Automotive Diagnostic Equipment        2,213            5.22         17,230,623           3.26
Other(1)                               1,405            3.32         15,796,374           2.99
Printing                                 149            0.35         14,734,189           2.79
Resources                                154            0.36          6,070,444           1.15
Office Equipment                         690            1.63          5,403,391           1.02
Commercial Retail Fixtures                50            0.12          2,347,728           0.44
Industrial                                40            0.09            627,995           0.12
                                      ------          ------       ------------         ------
    Total                             42,358          100.00%      $528,667,679         100.00%
                                      ======          ======       ============         ======


(1) Includes $1,098,653 as the largest and $11,243 as the average Required Payoff Amount

Newcourt Equipment Trust 1999-1
Required Payoff Amount
at December 31, 2001



                                                       % of
                                                       Total                             % of
                                      Number           Number        Required          Required
                                        of              of            Payoff            Payoff
Required Payoff Amount               Contracts       Contracts        Amount            Amount
----------------------               ---------       ---------        ------            ------
$0 - 5,000.00                         29,441           69.51%     $  34,497,615           6.53%
$5,000.01 - 25,000.00                  8,800           20.78        101,698,827          19.24
$25,000.01 - 50,000.00                 2,277            5.38         80,861,540          15.30
$50,000.01 - 100,000.00                1,151            2.72         77,604,468          14.68
$100,000.01 - 500,000.00                 593            1.40        119,791,718          22.66
$500,000.01 - 1,000,000.00                64            0.15         42,757,632           8.09
$1,000,000.01 - 2,000,000.00              23            0.05         32,261,341           6.10
$2,000,000.01 - 3,000,000.00               3            0.01          7,259,141           1.37
$3,000,000.01 - 4,000,000.00               1            0.00          3,411,935           0.65
$4,000,000.01 - 5,000,000.00               1            0.00          4,768,391           0.90
Over $5,000,000(1)                         4            0.01         23,755,072           4.49
                                      ------          ------      -------------         ------
      Total                           42,358          100.00%     $ 528,667,679         100.00%
                                      ======          ======      =============         ======

(1) The largest single Required Payoff Amount being $6,632,005


Remaining Term
at December 31, 2001


                                                        % of
                                                        Total                            % of
                                      Number           Number         Required         Required
                                        of               of            Payoff           Payoff
Remaining Terms of Contracts         Contracts        Contracts        Amount           Amount
----------------------------         ---------        ---------        ------           ------
         (months)
  0-12                                22,987           54.27%      $ 54,002,724          10.21%
 13-24                                10,042           23.71        186,282,537          35.24
 25-36                                 8,869           20.94        196,104,312          37.09
 37-48                                   272            0.64         35,802,872           6.77
 49-60                                    76            0.18         10,028,266           1.90
 61-72                                     8            0.02          1,615,650           0.31
 73-84                                    52            0.12         25,023,978           4.73
 85-96                                    52            0.12         19,807,340           3.75
                                      ------          ------       ------------         ------
  Total                               42,358          100.00%      $528,667,679         100.00%
                                      ======          ======       ============         ======

Newcourt Equipment Trust 1999-1
Types of Obligor
at December 31, 2001



                                                       % of
                                                       Total                             % of
                                      Number           Number         Required         Required
                                        of               of            Payoff           Payoff
Type of Obligor                      Contracts        Contracts        Amount           Amount
---------------                      ---------        ---------        ------           ------
Manufacturing                          5,895           13.92%      $147,090,911          27.82%
Service Organizations(1)              14,361           33.90        103,613,493          19.60
Professional(2)                        3,007            7.10         71,518,824          13.53
Retail & Wholesale                     5,532           13.06         51,778,639           9.79
Transportation                         1,939            4.58         45,169,631           8.54
Financial Services                     2,695            6.36         38,968,296           7.37
Construction                           1,864            4.40         16,864,708           3.19
Other(3)                               5,686           13.42         15,189,329           2.87
Machine Tools                            255            0.60         13,739,590           2.60
Medical                                  567            1.34         11,499,389           2.18
Resources                                232            0.55          6,804,705           1.29
Government                                75            0.18          4,252,335           0.80
Print Center                             250            0.59          2,177,829           0.41
                                      ------          ------       ------------         ------
      Total                           42,358          100.00%      $528,667,679         100.00%
                                      ======          ======       ============         ======

(1) Primarily includes Business Services (26%); Automotive Repair Services (17.5%); Engineering, Accounting and Research (11%); General Services (9%); Hotels (6.5%); and Membership Organizations (6%)
(2)  Primarily includes Healthcare Professionals (91%)
(3) Includes $666,981 as the largest required payoff amount belonging to a single obligor



Obligor Concentration


                                                                                          % of
                                       Number                        Required           Required
Obligors (including contracts            of                           Payoff             Payoff
  securing vendor loans)              Contracts                       Amount             Amount
  ---------------------               ---------                       ------             ------
Top 5                                    286                        $39,599,547           7.49%

The industries in which the top 5 obligors conduct business are Retail & Wholesale, Printing and Service Organizations.